UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2009

CHENIERE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 27, 2009, Cheniere Energy Partners, L.P. (the “Partnership”) issued a press release announcing the Partnership’s results of operations for the fourth quarter and fiscal year ended December 31, 2008. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

The information included in this Item 2.02 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2009, Don A. Turkleson resigned as Chief Financial Officer of Cheniere Energy Partners GP, LLC (the “General Partner”), the general partner of the Partnership, effective as of March 1, 2009. Mr. Turkleson will continue as a director of the General Partner. Also on February 26, 2009, Meg A. Gentle was elected Senior Vice President and Chief Financial Officer of the General Partner by the General Partner’s board of directors, effective as of March 1, 2009. Ms. Gentle, age 34, is a director of the General Partner and has served as Senior Vice President since June 2008. She has served as Senior Vice President—Strategic Planning and Finance of Cheniere Energy, Inc. (“Cheniere”) since February 2008. Prior to that time, she served as Vice President of Strategic Planning of Cheniere since September 2005. Prior to joining Cheniere, Ms. Gentle spent eight years in energy market development, economic evaluation and long-range planning. She conducted international business development and strategic planning for Anadarko Petroleum Corporation, an oil and gas exploration and development company, for six years and energy market analysis for Pace Global Energy Services, an energy management and consulting firm, for two years. Ms. Gentle received her B.A. in economics and international affairs from James Madison University and an M.B.A. from Rice University.

The Partnership is managed by the General Partner and has no employees, directors or officers. The General Partner has paid no cash compensation to its officers since its inception. All of the officers of the General Partner are also officers of Cheniere. Cheniere compensates these officers for the performance of their duties as officers of Cheniere, which includes managing the Partnership.

There are no other material relationships or transactions between Ms. Gentle and the Partnership or any of the General Partner’s directors, executive officers, or major securityholders, or the immediate family members of any such person. In addition, there are no family relationships between Ms. Gentle and any director or executive officer of the General Partner.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 27, 2009 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

	By:	CHENIERE ENERGY PARTNERS GP, LLC,
its general partner

Date: February 27, 2009	By:	/s/ Anne V. Vaughan
	Name:	Anne V. Vaughan
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 27, 2009 (furnished herewith).